                                                                   EXHIBIT 10.36



                       SEVENTH AMENDMENT TO LOAN DOCUMENTS


         THIS SEVENTH AMENDMENT TO LOAN DOCUMENTS (this "Seventh Amendment"), made as of the 24th day of March, 2000, is between BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

                                R E C I T A L S:

         1. Lender has made a loan (the "Revolving Loan") to Borrower, which Revolving Loan is evidenced and/or secured by (i) a Promissory Note (the "Original Note") dated as of October 31, 1996 in the original principal amount of $800,000.00 executed by Borrower and payable to the order of Lender, (ii) an Amended and Restated Promissory Note (the "Amended Note") dated as of December 31, 1998 in the amended principal amount of $20,000,000.00 (the Original Note and Amended Note shall be collectively referred to herein as the "Note"), (iii) a Security Agreement (the "Security Agreement") dated as of October 31, 1996 from Borrower for the benefit of Lender also securing payment of the Note, (iv) a Credit Agreement (the "Credit Agreement") dated as of October 31, 1996 between Borrower and Lender, and (v) certain other documents or instruments (the Note, the Security Agreement, the Credit Agreement and such other documents and instruments, as same may from time to time be amended or replaced, are sometimes collectively referred to herein as the "Loan Documents"). The Revolving Loan was modified by (i) a Second Amendment to Loan Documents dated November 18, 1997 (the "Second Amendment"), (ii) a Third Amendment to Loan Documents dated September 30, 1998 (the "Third Amendment"), (iii) a Fourth Amendment to Loan Documents dated December 31, 1998 (the "Fourth Amendment"), (iv) a Fifth Amendment to Loan Documents dated May 28, 1999 (the "Fifth Amendment"), and (v) a Sixth Amendment to Loan Documents dated September 20, 1999 (the "Sixth Amendment"). The Credit Agreement, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment shall be collectively referred to herein as the "Amendment".

         2. Borrower and Lender desire to further amend the Credit Agreement, Security Agreement, Note and other Loan Documents under the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. CREDIT AGREEMENT AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  a. The amount of the Revolving Loan shall be decreased from $20,000,000 to $10,000,000.

                  b. The following definitions set forth in Article I of the Credit Agreement shall be amended to read in their entirety as follows:

                           "ADJUSTED LIBOR RATE" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the applicable LIBOR Rate plus the following percentages, as applicable, based on the ratio of Consolidated Senior Debt to Consolidated EBITDA at the time of calculation:

                                    Senior Debt/EBITDA                          LIBOR Rate Margin
                                    ------------------                          -----------------
                                    greater than 3.0                            2.75%
                                    between 2.5 and 3.0                         2.5%
                                    between 2.0 and 2.5                         2.25%
                                    between 1.5 and 2.0                         2.0%
                                    less than 1.5                               1.5%

                           "BASE RATE" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the Prime Rate in effect on such day, plus the following percentages, as applicable, based on the ratio of Consolidated Senior Debt to Consolidated EBITDA at the time of calculation:

                                    Senior Debt/EBITDA                          Base Rate Margin
                                    ------------------                          ----------------
                                    greater than 3.0                            1.5%
                                    between 2.5 and 3.0                         1.25%
                                    between 2.0 and 2.5                         1.0%
                                    between 1.5 and 2.0                         .75%
                                    less than 1.5                               .25%

                           "BORROWING BASE" means, (i) through February 29, 2000, 3.5 times the Consolidated EBITDA of the Borrower for the previous twelve (12) month period,
                           (ii) through March 31, 2000, 3.85 times the
                           Consolidated EBITDA of the Borrower for the previous twelve (12) month period, (iii) through April 30, 2000, 3.75 times the Consolidated EBITDA of the Borrower for the previous twelve (12) month period,
                           (iv) through May 31, 2000, 3.60 times the
                           Consolidated EBITDA of the Borrower for the previous twelve (12) month period, (v) through June 30, 2000,
                           3.30 times the Consolidated EBITDA of the Borrower for the previous twelve (12) month period and (vi) through July 31, 2000 for the previous twelve (12) month period and through the Maturity Date for the previous twelve (12) month period, the Borrowing Base shall mean 3 times the Consolidated EBITDA of the Borrower.

                           "MATURITY DATE" shall mean July 1, 2001.

                  c. Section 2.1 of the Credit Agreement shall be deleted in its entirety and replaced as follows:

                           2.1 Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, Lender agrees to make Loans to the Borrower, at any time from time to time and until the earlier of the Maturity Date and the termination of the Commitment in accordance with the terms hereof, in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) $10,000,000 or (2) an amount equal to the Borrowing Base, as defined in this Seventh Amendment, subject to reductions in the maximum amount of the Commitment from time to time pursuant to Section 2.8. If the cumulative amount of the Loans at any time exceeds the foregoing amount, Borrower shall immediately pay down the Loan to the extent of such excess amount, upon demand of the Lender. The Borrower may borrow, pay or prepay and reborrow Loans on or after the Closing Date and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

                  d. Section 6.12 of the Credit Agreement shall be amended in its entirety to read as follows:

                           6.12 Senior Debt to EBITDA. The ratio of Consolidated Senior Debt to Consolidated EBITDA shall not be greater than (i) 3.5 to 1.0 through February 29, 2000, (ii) 3.85 to 1.0 through March 31, 2000, (iii)
                           3.75 to 1.0 through April 30, 2000, (iv) 3.60 to 1.0
                           through May 31, 2000, (v) 3.30 to 1.0 through June
                           30,

                           2000 and (vi) 3.0 to 1.0 through July 31, 2000 and thereafter for the remaining term of the Revolving Loan.

                  e. The Facility Fee described in Section 2.5(a) of the Credit Agreement shall be one of the following percentages, as applicable, based on the ratio of Consolidated Senior Debt to Consolidated EBITDA at the time the Facility Fee is incurred, and such Facility Fee shall be based upon the average unused amount of the Commitment during the previous full calendar quarter:

                           Senior Debt/EBITDA                          Facility Fee
                           ------------------                          ------------
                           greater than 3.0                            0.50%
                           between 2.5 and 3.0                         0.40%
                           between 2.0 and 2.5                         0.35%
                           between 1.5 and 2.0                         0.30%
                           less than 1.5                               0.25%


                  f. A new Section 5.4 (h) shall be added to the Credit Agreement as follows:

                           "(h) within 120 days after the end of each fiscal
                  year, the Borrowers shall deliver to Lender a covenant compliance certificate in form acceptable to Lender (the "Covenant Compliance Certificate"), confirming that Borrower is in compliance with all financial covenants to which it is subject under the terms of this Agreement and which Covenant Compliance Certificate shall be certified as complete and correct on behalf of the Borrower by the chief executive officer, chief financial officer, controller or other Authorized Officer of the Borrower, respectively. In addition, each Covenant Compliance Certificate shall have attached to it such calculations necessary to support the financial covenants certified to therein by Borrower."

         2. PROMISSORY NOTE AMENDMENT. The Borrower simultaneous herewith, shall execute and deliver to Lender the Second Amended and Restated Promissory
Note in the form attached hereto as EXHIBIT A, which evidences the amendment of the Revolving Loan amount.

         3. OTHER LOAN DOCUMENT AMENDMENTS. Each of the other Loan Documents are amended to reflect and to incorporate the amendment to the Credit Agreement as set forth above.

         4. DOCUMENT RATIFICATION. Except as set forth in Paragraphs 1, 2 and 3 above, all of the terms and conditions contained in the Credit Agreement, the Security Agreement and other Loan Documents shall remain the same and in full force and effect, and are ratified, reaffirmed and republished as of the Closing Date.

         5. REPRESENTATION OF BORROWER. Borrower hereby confirms that, as of the date hereof, (i) Borrower is in compliance with each of the representations, warranties and covenants of Borrower set forth in the Loan Documents, (ii) no Event of Default exists under the Loan Documents and (iii) no fact or condition exists, which with the passage of time and/or giving of notice, would constitute an Event of Default under the Loan Documents.

         6. ACKNOWLEDGMENT OF PARTIES. Borrower and Lender acknowledge and agree that as of the date hereof, there are no known claims or defaults by either party against the other, nor are there any existing covenant violations arising from or under the Credit Agreement.

         7. CONTROLLING LAW. The terms and provisions of this Seventh Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

         8. BINDING EFFECT. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

         9. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         10. COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Seventh Amendment may be detached from any counterpart of this Seventh Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Seventh Amendment identical in form hereto but having attached to it one or more additional signature pages.

         IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the day and year first above written.

                                     LENDER:

                                     KEYBANK NATIONAL ASSOCIATION


                                     By:      /s/ JEANETTE DANOUSIS
                                        ---------------------------------------
                                     Name:    Jeanette Danousis
                                          -------------------------------------
                                     Title:   Senior Vice President
                                           ------------------------------------


                                     BORROWER:

                                     BIRNER DENTAL MANAGEMENT SERVICES, INC., a
                                     Colorado corporation


                                     By:      /s/ DENNIS GENTY
                                        ---------------------------------------
                                     Name:    Dennis Genty
                                          -------------------------------------
                                     Title:   CFO
                                           ------------------------------------

                                    EXHIBIT A


                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

$10,000,000.00                                                 Denver, Colorado
                                                                 March 24, 2000


         FOR VALUE RECEIVED, the undersigned, BIRNER DENTAL MANAGEMENT SERVICES, INC., a Colorado corporation ("Borrower"), whose address is 3801 E. Florida Ave., Suite 508, Denver, Colorado 80210, promises to pay to the order of KEYBANK NATIONAL ASSOCIATION ("Lender"), at its office at 600 South Cherry Street, Suite 1000, Denver, Colorado 80246 (or at such other place as Lender shall designate in writing), in lawful money of the United States of America, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00) or so much thereof as may be advanced by Lender and remain unpaid from time to time, pursuant to the terms of that certain Credit Agreement dated October 31, 1996, as amended, to which the Borrower and Lender are parties (as the same may from time to time be amended or supplemented, the "Credit Agreement"), together with interest on said principal sum or such part thereof advanced by Lender, from the date of each advance made by Lender (an "Advance") until repaid in full, at the rate and at the times set forth in the Credit Agreement. The loan evidenced by this Note is a revolving loan, whereby the Borrower may borrow, repay and reborrow the principal indebtedness evidenced hereby.

         1. Credit Agreement. This Note (the "Note") is the Second Amended and Restated Promissory Note referred to in the Seventh Amendment to Loan Documents of even date herewith (the "Seventh Amendment") and is entitled to the benefits thereof. The proceeds of this Note have been advanced for the uses specified in the Credit Agreement. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Credit Agreement.

         2. Interest and Payments. The outstanding principal balance of this Note shall bear interest, from the date of each Advance made by Lender until repaid in full, at the Base Rate or the LIBOR Rate as specified in the Credit Agreement and/or the Seventh Amendment, as applicable, which interest shall be due and payable, in arrears, as provided in the Credit Agreement. Upon the Maturity Date or earlier upon termination of the Credit Agreement, the entire outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, shall be due and payable in full. The Borrower shall have the right to prepay the outstanding principal balance of this Note, together with all accrued but unpaid interest thereon and all other sums due hereunder, in full or in part, as set forth in the Credit Agreement. All payments of principal, interest and any other sums on this Note due from the Borrower to Lender shall be made to Lender in lawful money of the United States of America in the manner set forth in the Credit Agreement.

         3. Application of Proceeds. All payments hereunder by Borrower shall be applied by Lender:

                           First, to the payment of all reimbursable expenses, liabilities and advances made or incurred by Lender in connection herewith including reasonable attorneys fees incurred in connection with any enforcement action taken with respect to this Note;

                           Second, to the payment of any other amounts due (other than principal and interest) under this Note or the Credit Agreement;

                           Third, to the payment of all interest accrued and unpaid on the outstanding indebtedness; and

                           Fourth, to the payment of the outstanding principal balance of the outstanding indebtedness.

         4. Default. Time is of the essence hereof. The occurrence of any Event of Default under the Credit Agreement shall be a default hereunder and, upon the occurrence of any such default, the payment of all principal, interest and any other sums due in accordance with the terms of this Note shall, at the option of Lender, be accelerated and such principal, interest and other sums shall be immediately due and payable without notice or demand, and Lender shall have the option to foreclose or to require foreclosure of any or all liens and security interests securing the payment hereof and/or to exercise any other rights and remedies available to Lender hereunder or under the Credit Agreement. From and after an Event of Default, the outstanding principal balance shall accrue interest at the Default Rate.

         5. Governing Law. As additional consideration for the extension of credit, Borrower understands and agrees that the loan evidenced by this Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado. The parties consent to the personal jurisdiction of the courts and the venue specified in the Credit Agreement.

         6. Maximum Interest. The provisions of this Note are hereby expressly limited so that in no event whatsoever, whether by reason of demand or acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid ("Interest"), to Lender for the use, forbearance or retention of the money loaned hereunder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision of this Note shall, at the time of performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal (whether or not then due) or at the option of Lender be paid over to the Borrower, and not to the payment of Interest.

         7.       Miscellaneous Provisions.

                  (a) The Borrower hereby waives demand for payment, of acceleration of maturity, diligence in taking any action to collect sums owing hereunder and all duty or obligation of Lender to effect, protect, perfect, retain or presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice enforce any security for the payment of this Note or to proceed against any collateral before otherwise enforcing this Note.

                  (b) This Note and each payment of principal and interest hereunder shall be paid when due without deduction or setoff of any kind or nature or for any costs whatsoever.

                  (c) The Borrower agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with Lender's collection of payments due from Borrower hereunder.

                  (d) The Borrower agrees that Lender may from time to time extend the maturity of this Note or the time any payment is due under this Note and may accept further security or release security for the payment of this Note, without in any way affecting any obligations of the Borrower to Lender.

                  (e) This Second Amended and Restated Promissory Note restates and replaces in its entirety the Amended and Restated Promissory Note dated December 31, 1998 in the principal amount of $20,000,000.

                  IN WITNESS WHEREOF, the Borrower has executed this Note to be effective as of the day and year first-above written.

                              BIRNER DENTAL MANAGEMENT SERVICES, INC., a
                              Colorado corporation


                              By: /s/ DENNIS GENTY
                                 -----------------------------------------
                              Name: Dennis Genty
                                   ---------------------------------------
                              Title: CFO
                                    --------------------------------------